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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 19, 2005


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                    0-16421                       52-1518642
    (State or other            (Commission File                 (IRS Employer
    jurisdiction of                Number)                   Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
             ------------------------------------------------------------
             FISCAL YEAR
             -----------

             On January 19, 2005, the Board of Directors of Provident Bankshares Corporation (the "Company") voted to amend the Company's Bylaws. Article II,
Section I of the Company's Bylaws was amended to provide that the date of the annual meeting of stockholders shall be held on the third Wednesday during April of each year, if not a legal holiday, or on such other date falling on or before the 30th day thereafter, as the Board of Directors shall, in their discretion fix. Prior to this amendment, Article II, Section I of the Company's Bylaws provided that the annual meeting of stockholders "shall be held at such time during April of each year as the Board of Directors shall, in their discretion, fix." Article II, Section I of the Company's Bylaws, as amended, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

      (a)    Financial Statements of Businesses Acquired: Not applicable

      (b)    Pro Forma Financial Information: Not applicable

      (c)    Exhibits

             Number            Description
             ------            -----------

              99.1 Article II, Section I of the Company's Bylaws, as amended.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT BANKSHARES CORPORATION



                                       /s/ Gary N. Geisel
                                       -----------------------------------------
                                       Gary N. Geisel
                                       Chairman of the Board and Chief Executive
                                        Officer

Date: January 20, 2005





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